PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Federated Short-Term U.S. Government Trust, which covers the six-month reporting period from January 1, 1998, through June 30, 1998. The report begins with a commentary by the trust's portfolio manager, followed by a complete listing of the trust's holdings and its financial statements.

Federated Short-Term U.S. Government Trust continues to pursue daily income while offering you the additional advantages of daily liquidity and stability of principal*, all through a portfolio of U.S. government money market securities.

On June 30, 1998, the $343 million portfolio was invested across repurchase agreements fully collateralized by U.S. government and/or agency securities (60.8%) and short-term, direct U.S. government obligations (39.3%).

Over the six-month reporting period, the portfolio paid dividends totaling $0.03 per share.

Thank you for choosing Federated Short-Term U.S. Government Trust as a daily cash investment. We welcome your comments and suggestions.

Sincerely,

/s/ Glen R. Johnson

Glen R. Johnson
President
August 15, 1998

* Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is not insured or guaranteed by the U.S. government.



                               INVESTMENT REVIEW

Federated Short-Term U.S. Government Trust may invest in direct U.S. Treasury and U.S. government agency obligations and in repurchase agreements which have these securities as collateral. The trust continues to emphasize issues of the Federal National Mortgage Association, Student Loan Marketing Association, Federal Farm Credit Bank System, Federal Home Loan Bank System, and Federal Home Loan Mortgage Corp. The trust may also maintain a Treasury position when agency spreads over Treasuries are narrow. Recently, the portfolio has been managed with a neutral average maturity stance of 35 to 45 days.

The Federal Reserve Board (the "Fed") kept monetary policy unchanged during the first half of 1998, with the federal funds target rate at 5.50%. Expectations regarding the need for and the direction of a policy change by the Fed swayed back and forth early in the reporting period, as strong economic growth was balanced by concern over the impact that the financial crisis in Asia would ultimately have on the domestic economy. Overall, the combination of tight labor markets and economic growth at a pace above what is generally considered to be non-inflationary would likely have forced the Fed to tighten in order to ward off inflationary pressures, had not the uncertainty overseas become such a dominant issue. As signs of the long-awaited drag from developments in Asia became evident in the second quarter, the Fed was content to remain on the sidelines. Although the economy expanded at a robust 5.40% in the first quarter, a deteriorating trade balance, a buildup in inventories, the ongoing strike by GM workers, and signs of a slowdown in manufacturing pointed to gross domestic product growth that was significantly lower, for the second quarter and perhaps beyond.

While the situation in Asia took center stage for much of the reporting period, the continued improvement in the federal budget picture also had an impact on the short-term government markets. The promise of a surplus for the current fiscal year has led to reduced issuance of Treasury securities and kept this market well-bid. The Treasury bill sector has been particularly affected by this trend.

Movements in the yield on the one-year U.S. government agency discount note, an area where the technical supply factors were not quite as dominant, were more reflective of overall market expectations. Although volatile early in the year, trading within a rather broad range of 5.30% to 5.65% as fears that the Fed might actually have to ease to help the Asian situation flared, but then subsided again, and were then replaced by fears of a tightening by the Fed as domestic growth remained strong. By early March, however, the market had embraced the view that the uncertainty overseas was too great to permit a policy change by the Fed in the near term, and the one-year agency traded within a much more narrow range of 5.50% to 5.65% in this more stable environment.

As a yield advantage continued to exist for investments in repurchase agreements versus direct investments in very short-term Treasury or U.S. government agency securities, a substantial percentage of the trust's investments remained in repurchase agreements. The trust favored U.S. government agency securities over the reporting period due to the expensive nature of Treasury securities. The barbell structure of the trust was maintained over the reporting period, combining a significant position in short-term repurchase agreements and government agency floating rate notes with longer maturity securities of six to twelve months. This portfolio structure has continued to provide a competitive yield.



The trust was targeted in an average maturity range of 35 to 45 days over the reporting period, representing a relatively neutral posture, and moved its positioning within that target range according to the relative value opportunities available in the market. With expectations of slower growth for the remainder of this year, the Fed is likely to remain on hold. As a result, our near-term strategy for the management of the trust is likely to remain intact. However, changing economic and market developments are continuously monitored to best serve our clients attracted to the short-term U.S. government market.

                            PORTFOLIO OF INVESTMENTS

                   Federated Short-Term U.S. Government Trust

                           June 30, 1998 (unaudited)

                                    Principal
                                                                   Amount                                                 Value
Short-Term Obligations--39.3%
$            4,500,000  Federal Farm Credit System Notes, 5.500% - 5.600%, 10/1/1998 - 4/1/1999                        $  4,496,306
             1,300,000  (a)Federal Home Loan Bank System Discount Notes, 5.390%, 11/12/1998                               1,273,918
            11,000,000  (b)Federal Home Loan Bank System Floating Rate Notes, 5.426% - 5.617%, 7/8/1998 - 7/23/1999      10,997,995
            12,300,000  Federal Home Loan Bank System, 5.500% - 5.705%, 10/23/1998 - 5/5/1999                            12,295,043
             6,500,000  (a)Federal Home Loan Mortgage Corp. Discount Notes, 5.350% - 5.380%, 9/30/1998 - 12/2/1998        6,388,387
             3,000,000  (b)Federal Home Loan Mortgage Corp. Floating Rate Notes, 5.456%, 7/21/1998                        2,998,574
             3,500,000  Federal Home Loan Mortgage Corp., 5.550% - 5.605%, 3/12/1999 - 4/29/1999                          3,498,445
            30,300,000  (a)Federal National Mortgage Association Discount Notes, 5.300% - 5.400%,
                        7/7/1998 - 12/18/1998                                                                            29,831,726
            42,000,000  (b)Federal National Mortgage Association Floating Rate Notes, 5.442% - 5.670%,
                        7/12/1998 - 8/28/1998                                                                            41,986,000
             8,500,000  Federal National Mortgage Association Notes, 5.360% - 5.650%, 8/14/1998 - 5/26/1999               8,495,443
             7,000,000  (b)Student Loan Marketing Association Floating Rate Notes, 5.631%, 7/7/1998                       6,998,896
             4,000,000  Student Loan Marketing Association Notes, 5.580% - 5.830%, 10/29/1998 - 3/11/1999                 3,999,806
             1,500,000  United States Treasury Notes, 5.875%, 1/31/1999                                                   1,502,745
Total Short-Term Obligations                                                                                            134,763,284
(c) Repurchase Agreements--60.8%
            15,000,000  ABN AMRO Chicago Corp., 6.250%, dated 6/30/1998, due 7/1/1998                                    15,000,000
             1,800,000  Deutsche Morgan Grenfell, 5.870%, dated 6/30/1998, due 7/1/1998                                   1,800,000
            50,000,000  Fuji Government Securities, Inc., 6.250%, dated 6/30/1998, due 7/1/1998                          50,000,000
            12,000,000  Goldman Sachs Group, LP, 5.530%, dated 6/5/1998, due 7/6/1998                                    12,000,000
             5,000,000  Morgan Stanley Co., Inc., 5.530%, dated 6/5/1998, due 7/6/1998                                    5,000,000
            55,000,000  PaineWebber Group, Inc., 6.200%, dated 6/30/1998, due 7/1/1998                                   55,000,000
            10,000,000  Paribas Corp., 6.250%, dated 6/30/1998, due 7/1/1998                                             10,000,000


              15,000,000 Prudential Securities, Inc., 6.250%, dated 6/30/1998, due 7/1/1998 15,000,000 15,000,000 Salomon SmithBarney, Inc., 6.250%,
      dated 6/30/1998, due 7/1/1998 15,000,000 20,000,000 (d)Lehman Brothers,
      Inc., 5.540%, dated 6/8/1998, due 7/8/1998 20,000,000 10,000,000 (d)Morgan
      Stanley Co., Inc., 5.535%, dated 5/11/1998, due 7/13/1998 10,000,000
          Total Repurchase Agreements                                                     208,800,000
          Total Investments (at amortized cost)(e)                                       $343,563,284

                   Federated Short-Term U.S. Government Trust

(a) Each issue shows the rate of discount at the time of purchase.
(b) Floating rate note with current rate and next reset date shown.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.
(d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.
(e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($343,214,422) at June 30, 1998.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)

                      STATEMENT OF ASSETS AND LIABILITIES

                   Federated Short-Term U.S. Government Trust

                           June 30, 1998 (unaudited)

Assets:
Investments in repurchase agreements                                  $208,800,000
Investments in securities                                              134,763,284
Total investments in securities, at amortized cost and value                         $343,563,284
Cash                                                                                       73,046
Income receivable                                                                       1,082,084
 Total assets                                                                         344,718,414
Liabilities:
Income distribution payable                                              1,448,639
Accrued expenses                                                            55,353
 Total liabilities                                                                       1,503,992
Net Assets for 343,214,422 shares outstanding                                         $343,214,422
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$343,214,422 / 343,214,422 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)




                            STATEMENT OF OPERATIONS

                   Federated Short-Term U.S. Government Trust

                   Six Months Ended June 30, 1998 (unaudited)

Investment Income:
Interest                                                                                 $11,290,513
Expenses:
Investment advisory fee                                                   $   802,464
Administrative personnel and services fee                                     151,264
Custodian fees                                                                 11,435
Transfer and dividend disbursing agent fees and expenses                       32,704
Directors'/Trustees' fees                                                       8,145
Auditing fees                                                                   7,240
Legal fees                                                                      2,896
Portfolio accounting fees                                                      36,110
Shareholder services fee                                                      501,540
Share registration costs                                                       10,679
Printing and postage                                                            4,887
Miscellaneous                                                                   9,955
 Total expenses                                                             1,579,319
Waivers --
 Waiver of investment advisory fee                          $  (246,424)
 Waiver of shareholder services fee                            (401,232)
   Total waivers                                                             (647,656)
     Net expenses                                                                           931,663
      Net investment income                                                             $10,358,850

(See Notes which are an integral part of the Financial Statements)


                       STATEMENT OF CHANGES IN NET ASSETS

                   Federated Short-Term U.S. Government Trust

                                                                                           Six Months
                                                                                             Ended
                                                                                          (unaudited)        Year Ended
                                                                                         June 30, 1998   December 31, 1997
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                                    $  10,358,850     $    26,938,415
Distributions to Shareholders--
Distributions from net investment income                                                   (10,358,850)        (26,938,415)
Share Transactions--
Proceeds from sale of shares                                                               654,042,801       1,781,376,018
Net asset value of shares issued to shareholders in payment of distributions declared        2,442,232           7,242,227
Cost of shares redeemed                                                                   (802,562,780)     (1,908,915,031)
 Change in net assets resulting from share transactions                                   (146,077,747)       (120,296,786)
   Change in net assets                                                                   (146,077,747)       (120,296,786)
Net Assets:
Beginning of period                                                                        489,292,169         609,588,955
End of period                                                                            $ 343,214,422       $ 489,292,169

(See Notes which are an integral part of the Financial Statements)


                              FINANCIAL HIGHLIGHTS

                   Federated Short-Term U.S. Government Trust

(For a share outstanding throughout each period)
                                                    Six Months
                                                       Ended
                                                    (unaudited)
                                                     June 30,                   Year Ended December 31,
                                                       1998        1997       1996       1995       1994        1993
Net asset value, beginning of period                  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $     1.00
Income from investment operations
 Net investment income                                    0.03       0.05       0.05       0.06       0.04         0.03
Less distributions
 Distributions from net investment income                (0.03)     (0.05)     (0.05)     (0.06)     (0.04)       (0.03)
 Net asset value, end of period                       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $     1.00
Total return (a)                                          2.59%      5.24%      5.10%      5.72%      3.99%        2.95%
Ratios to average net assets
 Expenses                                               0.47%*       0.46%      0.46%      0.46%      0.45%        0.46%
 Net investment income                                  5.16%*       5.10%      4.99%      5.57%      3.89%        2.92%
 Expense waiver (b)                                     0.32%*       0.33%      0.33%      0.32%      0.11%        0.05%
Supplemental data
 Net assets, end of period (000 omitted)              $343,214   $489,292   $609,589   $773,851   $977,106   $1,084,680

 * Computed on an annualized basis.
(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


                         NOTES TO FINANCIAL STATEMENTS

                   Federated Short-Term U.S. Government Trust

                           June 30, 1998 (unaudited)

Organization

Federated Short-Term U.S. Government Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is high current income consistent with stability of principal and liquidity.



Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At June 30, 1998, capital paid-in aggregated $343,214,422. Transactions in shares were as follows:


                                                                       Six Months
                                                                          Ended        Year Ended
                                                                        June 30,      December 31,
                                                                          1998            1997
Shares sold                                                            654,042,801    1,781,376,018
Shares issued to shareholders in payment of distributions declared       2,442,232        7,242,227
Shares redeemed                                                       (802,562,780)  (1,908,915,031)
 Net change resulting from share transactions                         (146,077,747)    (120,296,786)

Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee

Federated Research, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Year 2000

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

                                    TRUSTEES

                                John F. Donahue

                                Thomas G. Bigley

                              John T. Conroy, Jr.

                              William J. Copeland

                              James E. Dowd, Esq.

                            Lawrence D. Ellis, M.D.

                         Edward L. Flaherty, Jr., Esq.

                                Glen R. Johnson

                                Peter E. Madden

                       John E. Murray, Jr., J.D., S.J.D.

                                Wesley W. Posvar

                               Marjorie P. Smuts


                                    OFFICERS

                                John F. Donahue
                                    Chairman

                                Glen R. Johnson
                                   President

                             J. Christopher Donahue
                            Executive Vice President

                               Edward C. Gonzales
                            Executive Vice President

                               John W. McGonigle
                      Executive Vice President, Treasurer,
                                 and Secretary

                               Richard B. Fisher
                                 Vice President

                               Matthew S. Hardin
                              Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

                                                Federated
                                                Short-Term
                                                U.S. Government
                                                Trust
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

                                                Semi-Annual Report
                                                to Shareholders
                                                June 30, 1998


Cusip 313905101
8080106 (8/98)